UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported): January 22, 2008

MoSys, Inc.
(Exact name of registrant as specified in its charter)

000-32929
(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
755 N. Mathilda Avenue Sunnyvale, California 94085
(Address of principal executive offices, with zip code)

(408) 731-1800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 22, 2008, MoSys, Inc. issued a press release announcing its preliminary revenue results for the fourth fiscal quarter ended December 31, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report, which is incorporated by reference in response to this item.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1      Press Release titled "MoSys Releases Preliminary Fourth Quarter 2007 Revenue Results" dated January 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date:	January 22, 2008	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “MoSys Releases Preliminary Fourth Quarter 2007 Revenue Results” dated January 22, 2008.